UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2005.

ANDRESMIN GOLD CORPORATION (Exact name of registrant as specified in its charter)

Montana (State or other jurisdiction of incorporation	000-33057 (Commission File Number)	84-1365550 (IRS Employer Identification No.)

Calle Jose Gonzales, 671-675 Miraflores, Lima 18, Peru (Address of principal executive offices)	Lima 18 (Zip Code)

Registrant's telephone number, including area code 51-1-242-5502

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act
             (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
             (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
             (17 CRF 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated June 21, 2005.
Exhibit 99.2	Press Release dated August 2, 2005.
Exhibit 99.3	Press Release dated August 18, 2005.
Exhibit 99.4	Press Release dated September 27, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 3, 2005

                                                                                                    ANDRESMIN GOLD CORPORATION

                                                                                                    By:       /s/ Dean de Largie
                                                                                                    Name:  Dean de Largie
                                                                                                    Title:     President and Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
Exhibit 99.1	Press Release dated June 21, 2005.	4
Exhibit 99.2	Press Release dated August 2, 2005.	5
Exhibit 99.3	Press Release dated August 18, 2005.	6
Exhibit 99.4	Press Release dated September 27, 2005.	7